                           Reference is made to the 2001-D Supplement (the "Series 2001-D" Supplement), dated as of May
                        24, 2001, between MBNA America Bank, National Association, a national banking association (the
                        "Bank"), as Seller and Servicer, and The Bank of New York, as Trustee, the Indenture (the
                        "Indenture"), dated as of May 24, 2001 and the Indenture Supplement (the "Indenture
                        Supplement"), dated as of May 24, 2001 , each between MBNA Credit Card Master Note Trust, as
                        Issuer, and "The Bank of New York, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the 2001-D Supplement, the Indenture and the
                        Indenture Supplement, as applicable.

                           The following computations are prepared with respect to the Transfer Date of March 14, 2002 and with respect to the performance of the Trust during the related Monthly Period.

                        A. Targeted deposits to Interest Funding sub-Accounts:

                        Targeted Deposit        Actual Deposit to       Shortfall from          Interest Funding        Interest Funding
                        to Interest             Interest Funding        earlier Monthly         sub-account Balance     sub-Account
                        Funding                 sub-Account for         Periods                 prior to Withdrawals*   Earnings
                        sub-Account for         applicable Monthly
                        applicable Monthly      Period
                        Period

                        Class A:
                        Class A(2001-1)         $4,791,666.67           $4,791,666.67           $0.00                   $4,791,666.67           $0.00
                        Class A(2001-2)         $815,694.44             $815,694.44             $0.00                   $815,694.44             $0.00
                        Class A(2001-3)         $1,506,462.22           $1,506,462.22           $0.00                   $3,174,331.11           $2,298.18
                        Class A(2001-Emerald)   $6,080,356.27           $6,080,356.27           $0.00                   $106,817,058.25         $137,698.24
                        Class A(2001-4)         $1,538,055.56           $1,538,055.56           $0.00                   $1,538,055.56           $0.00
                        Class A(2001-5)         $800,138.89             $800,138.89             $0.00                   $800,138.89             $0.00
                        Class A(2002-1)         $6,050,000.00           $6,050,000.00           $0.00                   $6,187,500.00           $189.46
                        Class A Total:          $21,582,374.05          $21,582,374.05          $0.00                   $124,124,444.92         $140,185.88
                        Class B:
                        Class B(2001-1)         $432,152.78             $432,152.78             $0.00                   $432,152.78             $0.00
                        Class B(2001-2)         $429,236.11             $429,236.11             $0.00                   $429,236.11             $0.00
                        Class B(2001-3)         $273,875.00             $273,875.00             $0.00                   $273,875.00             $0.00
                        Class B(2002-1)         $35,763.89              $35,763.89              $0.00                   $35,763.89              $0.00
                        Class B Total:          $1,171,027.78           $1,171,027.78           $0.00                   $1,171,027.78           $0.00
                        Class C:
                        Class C(2001-1)         $563,402.78             $563,402.78             $0.00                   $563,402.78             $0.00
                        Class C(2001-2)         $233,138.89             $233,138.89             $0.00                   $233,138.89             $0.00
                        Class C(2001-3)         $2,183,333.33           $2,183,333.33           $0.00                   $2,183,333.33           $0.00
                        Class C(2001-4)         $563,402.78             $563,402.78             $0.00                   $563,402.78             $0.00
                        Class C(2001-5)         $357,875.00             $357,875.00             $0.00                   $357,875.00             $0.00
                        Class C(2002-1)         $47,222.22              $47,222.22              $0.00                   $47,222.22              $0.00
                        Class C Total:          $3,948,375.00           $3,948,375.00           $0.00                   $3,948,375.00           $0.00
                        Total:                  $26,701,776.83          $26,701,776.83          $0.00                   $129,243,847.70         $140,185.88

                        *  The Interest Funding Account Balance for Class A(2001-Emerald) reflects activity as of the end of the Monthly Period.

                        B. Interest to be paid on the corresponding Payment
                        Date:*
                        Amount of interest to
                        be paid on
                        corresponding
                        Interest Payment Date
                        CUSIP                   Interest Payment Date   Interest Rate
                        Number

                        Class A
                        Class A(2001-1)         55264TAC5               March 15, 2002          5.7500000%              $4,791,666.67
                        Class A(2001-2)         55264TAE1               March 15, 2002          2.0975000%              $815,694.44
                        Class A(2001-4)         55264TAL5               March 15, 2002          1.9775000%              $1,538,055.56
                        Class A(2001-5)         55264TAM3               March 15, 2002          2.0575000%              $800,138.89
                        Class A(2002-1)         55264TAQ4               March 15, 2002          4.9500000%              $6,187,500.00
                        Total Class A           $14,133,055.56
                        Class B
                        Class B(2001-1)         55264TAA9               March 15, 2002          2.2225000%              $432,152.78
                        Class B(2001-2)         55264TAJ0               March 15, 2002          2.2075000%              $429,236.11
                        Class B(2001-3)         55264TAP6               March 15, 2002          2.3475000%              $273,875.00
                        Total Class B           $1,135,263.89
                        Class C
                        Class C(2001-1)         55264TAB7               March 15, 2002          2.8975000%              $563,402.78
                        Class C(2001-2)         55264TAD3               March 15, 2002          2.9975000%              $233,138.89
                        Class C(2001-3)         55264TAF8               March 15, 2002          6.5500000%              $2,183,333.33
                        Class C(2001-4)         55264TAK7               March 15, 2002          2.8975000%              $563,402.78
                        Class C(2001-5)         55264TAN1               March 15, 2002          3.0675000%              $357,875.00
                        Total Class C           $3,901,152.78

                        *  For Interest Payment information on the Emerald Note program, refer to Exhibit B to the Class A(2001-Emerald) Terms Document.

                        C. Targeted deposits to Class C Reserve sub-Accounts:
                        Targeted Deposit to     Actual Deposit          Class C Reserve         Class C
                        Class C Reserve         to Class C              sub-Account Balance     Reserve
                        sub-Account for         Reserve                 on Transfer Date        sub-Account
                        applicable Monthly      sub-Account for         prior to withdrawals    Earnings
                        Period                  applicable
                        Monthly Period

                        NOTHING TO REPORT

                        D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding Transfer Date:

                        Withdrawals for         Withdrawals for         Class C Reserve
                        Interest                Principal               sub-Account Balance
                        on Transfer Date
                        after withdrawals

                        NOTHING TO REPORT

                        E. Targeted deposits to Principal Funding sub-Accounts:

                         Targeted Deposit to    Actual Deposit to       Shortfall from          Principal               Principal Funding
                        Principal Funding       Principal Funding       earlier Monthly         Funding                 sub-Account
                        sub-Account for         sub-Account for         Periods                 sub-Account             Earnings
                        applicable Monthly      applicable Monthly      Balance on
                        Period                  Period                  Transfer Date

                        NOTHING TO REPORT

                        F. Principal to be paid on the corresponding Principal Payment Date:

                        CUSIP Number            Principal               Amount of principal
                        Payment Date            to be paid on
                        corresponding
                        Principal Payment
                        Date

                        NOTHING TO REPORT

                        G.                      Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly
                        Period (as of the end of the prior Monthly Period):

                        Initial Dollar          Outstanding             Adjusted Outstanding    Nominal Liquidation
                        Principal  Amount       Principal               Principal Amount        Amount
                        Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00       $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $500,000,000.00         $500,000,000.00         $500,000,000.00
                        Class A(2002-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00

                        Total Class A:          $9,000,000,000.00       $9,000,000,000.00       $9,000,000,000.00       $9,000,000,000.00

                        Class B
                        Class B(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00
                        Class B(2002-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00

                        Total Class B:          $900,000,000.00         $900,000,000.00         $900,000,000.00         $900,000,000.00

                        Class C
                        Class C(2001-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $100,000,000.00         $100,000,000.00         $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $400,000,000.00         $400,000,000.00         $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $150,000,000.00         $150,000,000.00         $150,000,000.00
                        Class C(2002-1)         $250,000,000.00         $250,000,000.00         $250,000,000.00         $250,000,000.00

                        Total Class C:          $1,400,000,000.00       $1,400,000,000.00       $1,400,000,000.00       $1,400,000,000.00
                        Total:                  $11,300,000,000.00      $11,300,000,000.00      $11,300,000,000.00      $11,300,000,000.00

                        H. Class A Usage of Class B and Class C Subordinated Amounts:

                        Class A Usage of        Class A Usage of Class  Cumulative Class A      Cumulative Class A
                        Class B                 C Subordinated Amount   Usage of Class B        Usage of Class C
                        Subordinated Amount     for this Monthly Period Subordinated Amount     Subordinated Amount
                        for this Monthly
                        Period

                        NOTHING TO REPORT

                        I. Class B Usage of Class C Subordinated Amounts:
                        Class B Usage of Class C                        Cumulative Class B
                        Subordinated Amount for Usage of Class C
                        this Monthly Period     Subordinated Amount

                        NOTHING TO REPORT

                        J. Nominal Liquidation Amount for Tranches of Notes Outstanding during related Monthly Period:

                        Beginning Nominal       Increases from          Increases from          Reimbursements          Reductions due to       Reductions due to       Reductions due to       Ending Nominal
                        Liquidation Amount *    accretions on           amounts withdrawn       from Available          reallocations of        Investor                amounts on              Liquidation
                        Principal for           from the Principal      Funds                   Available Principal     Charge-Offs             deposit in the          Amount
                        Discount Notes          Funding                 Amounts                 Principal Funding
                        sub-Account in          sub-Account
                        respect of
                        Prefunding Excess
                        Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-2)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-Emerald)   $4,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $4,000,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-5)         $500,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2002-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        $9,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $9,000,000,000.00
                        Class B
                        Class B(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-2)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-3)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                        Class B(2002-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        $900,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $900,000,000.00
                        Class C
                        Class C(2001-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-2)         $100,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2001-3)         $400,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $400,000,000.00
                        Class C(2001-4)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-5)         $150,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $150,000,000.00
                        Class C(2002-1)         $250,000,000.00         $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        $1,400,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,400,000,000.00
                         Total:                 $11,300,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $11,300,000,000.00

                        *  The Beginning Nominal Liquidation Amount for Class A(2001-Emerald) is reported as of the end of the Monthly Period.

                        K. Excess Available Funds and 3 Month Excess Available Funds:
                        Excess Available Funds  93,518,988.08

                        Is 3 Month Excess Available Funds less than 0 ? (Yes/No)                        NO

                           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly No

                        MBNA AMERICA BANK,

                        NATIONAL ASSOCIATION,

                         as Beneficiary of the MBNA Credit
                        Card Master Note Trust

                         and
                         as Servicer of the MBNA Master
                        Credit Card Trust II

                        Name:                   Christopher Harris
                        Title:                  First Vice President

                        C-1                     MBNAseries